UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2011

SUNRISE SENIOR LIVING, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16499	54-1746596
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Westpark Drive

McLean, Virginia 22102

(Address of principal executive offices) (Zip Code)

(703) 273-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 6, 2011, Sunrise Senior Living, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders. The matters considered and voted upon at the 2011 Annual Meeting consisted of:

•	the election of seven directors for one-year terms expiring at the 2012 annual meeting;

•	ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2011;

•	an advisory vote on executive compensation; and

•	an advisory vote on the frequency of future stockholder advisory votes on executive compensation.

There were a total of 57,195,356 shares of Company common stock outstanding on March 14, 2011, the voting record date for the 2011 Annual Meeting. Of these, 52,108,824 shares were present in person or represented by proxy at the 2011 Annual Meeting, which constituted a quorum.

At the 2011 Annual Meeting, each of the nominees for election as a director was elected, each of the ratification of the appointment of Ernst & Young and the advisory vote on executive compensation was approved and stockholders voted on an advisory basis to hold future stockholder advisory votes on executive compensation every year.

The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter, as applicable, including a separate tabulation with respect to each director nominee, are set forth below. On the advisory vote on the frequency of future advisory votes on executive compensation, the final number of votes cast for each of one year, two years and three years is also set forth below.

1.	Election of directors

Nominee	For	Withheld	Broker Non-Votes
Glyn F. Aeppel	33,891,175	4,355,896	13,861,753
Thomas J. Donohue	36,955,083	1,291,988	13,861,753
Stephen D. Harlan	37,292,459	954,612	13,861,753
Paul J. Klaassen	36,993,806	1,253,265	13,861,753
Lynn Krominga	33,888,964	4,358,107	13,861,753
William G. Little	33,514,191	4,732,880	13,861,753
Mark S. Ordan	37,123,650	1,123,421	13,861,753

2.	Ratification of the appointment of Ernst & Young LLP

For	Against	Abstentions
50,066,801	451,282	1,590,741

3.	Advisory vote on executive compensation

For	Against	Abstentions	Broker Non-Votes
25,781,263	12,357,844	107,964	13,861,753

4.	Advisory vote on the frequency of future stockholder advisory votes on executive compensation

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
35,057,603	376,867	2,699,994	90,676	13,883,684

In light of the voting results with respect to the frequency of future stockholder advisory votes on executive compensation, the Company currently intends to hold an advisory vote on executive compensation every year until the next required vote on frequency. The Company is required to hold votes on frequency every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC.

Date: May 10, 2011	By:	/s/ Mark S. Ordan
		Name: Title:	Mark S. Ordan Chief Executive Officer

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